Debt	6 Months Ended
Jun. 30, 2020
Financial Instruments [Abstract]
Disclosure of borrowings [text block]
14. Debt

	At June 30, 2020			At December 31, 2019
	Current	Non-current	Total	Current	Non-current	Total
	(€ million)
Notes	€1,097	€3,939	€5,036	€1,450	€4,942	€6,392
Borrowings from banks	2,594	10,286	12,880	2,097	1,599	3,696
Asset-backed financing	26	—	26	151	—	151
Lease liabilities	363	1,327	1,690	360	1,280	1,640
Other debt	747	73	820	818	204	1,022
Total Debt(1)	€4,827	€15,625	€20,452	€4,876	€8,025	€12,901
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(1) Debt at June 30, 2020, excludes €67 million of debt included within Liabilities held for sale. Refer to Note 2, Scope of consolidation.
Borrowings from banks
European Investment Bank Borrowings
    On March 18, 2020, the Group announced that it entered into an agreement for a €300 million five-year loan with the European Investment Bank (“EIB”) to support specific investments to be implemented by FCA through 2021. The investments are primarily to support the manufacturing deployment of the advanced vehicle powertrain electrification technologies and, in particular, the setup of production lines for the manufacturing of plug-in hybrid electric vehicles (PHEVs) at FCA’s production plant in Melfi (Italy) and the manufacturing of battery electric vehicles (BEV) at the production plant in Mirafiori (Italy). The loan was fully drawn on March 26, 2020.
Incremental Bridge Credit Facility
    On March 26, 2020, the Group announced that it had entered into a new credit facility (the “Bridge Credit Facility”). The Bridge Credit Facility, initially entered into with two banks and then successfully syndicated to thirteen banks, including the two original underwriting banks, was available for general corporate purposes and for working capital needs of the Group and was structured as a bridge facility to capital markets. On April 14, 2020, the Group announced completion of syndication. At June 30, 2020, the Bridge Credit Facility was fully undrawn. On July 7, 2020, the Bridge Credit Facility was cancelled.
Other revolving lines of credit
    During the six months ended June 30, 2020, the Group drew down on existing bilateral revolving lines of credit totaling €1.5 billion, of which €0.2 billion had been repaid at maturity by June 30, 2020.
Revolving Credit Facilities
    On March 26, 2020, the tenor of the three-year Tranche A of the Group's €6.25 billion revolving credit facility, for Euro €3.125 billion, was extended by one year to April 27, 2023. On April 21, 2020, the Group announced that, in light of the continuing uncertainty relating to the impacts of COVID-19, it had drawn down its €6.25 billion revolving credit facility originally signed in June 2015 and last amended in March 2019.
Intesa Sanpaolo Credit Facility
On June 24, 2020, FCA Italy S.p.A., a wholly-owned subsidiary of Fiat Chrysler Automobiles N.V., and other Italian companies in the FCA Group entered into a facility agreement with Intesa Sanpaolo for borrowings of up to €6.3 billion to finance the Group’s activities in Italy. The facility is unsecured and guaranteed by FCA N.V. and will mature in March 2023, amortizing in five equal quarterly installments with the first such installment due on March 31, 2022. SACE (Italy’s export credit agency) will guarantee 80 percent of the borrowings under that facility pursuant to the recently enacted Italian Liquidity Decree. The facility and borrowings under the facility are at interest rates within a range that could be obtained in the market.
The covenants of the credit facility include financial covenants which apply under certain conditions, as well as negative pledge, pari passu, cross-default and change of control clauses. Failure to comply with these covenants, and in certain cases if not suitably remedied, can lead to the requirement of early repayment of any outstanding amounts.
In connection with SACE’s guarantee, the Group has given the following industrial commitments applicable while any loans are outstanding under the facility: (i) to continue to carry out certain Italian investment projects currently underway and previously announced; (ii) not to delocalize outside Italy production of vehicles under such investment projects; and (iii) to pursue the goal of reducing temporary layoffs for employees engaged under such investment projects in Italy to nil by the end of 2023, each with agreed milestones for implementation. If the industrial commitments previously described are not implemented by the agreed milestones, the Group may at its option: (i) implement those industrial commitments within an additional six-month period following the milestones; (ii) negotiate and agree alternative milestones and/or commitments with the Italian government; or (iii) repay the loan at any time within 18 months (including a 6 months negotiation period) from the point of non-compliance.
In addition, while loans under the facility are outstanding, FCA N.V. has committed not to approve or pay dividends or other shareholder distributions in the 2020 calendar year (except dividends related to the pending merger with Peugeot S.A.), and the Italian subsidiaries of the Group have committed not to distribute dividends or to make other shareholder distributions until May 26, 2021.
During June 2020, €1.8 billion of the facility was drawn down, of which 80 percent is covered by the SACE guarantee.
Undrawn committed credit lines
    At June 30, 2020, undrawn committed credit lines of €3.5 billion consisted of the bridge credit facility entered into in March 2020, as referred to below. At December 31, 2019, undrawn committed credit lines available totaling €7.6 billion included the €6.25 billion syndicated revolving credit facility and €1.3 billion of other bilateral revolving lines of credit.
Notes
On April 15, 2020, the Group repaid in full at maturity U.S.$1.5 billion of 4.500% unsecured notes issued in April 2015. Refer to Note 22, Subsequent events for information on the offering of FCA notes under the MTN Programme